CONFORMED


               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


 Date of Report (Date of earliest event reported) June 18, 1997

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


     Pennsylvania                                   0-10822
                           25-1229323
        (State of other jurisdiction         (Commission File
Number)               (IRS Employer
                        of incorporation)
                       Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)




Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          On June 18, 1997, Biocontrol Technology, Inc. (NASDAQ:BICO) announced that preliminary data from the in-home testing on the Diasensorr1000 noninvasive glucose sensor for diabetics has been submitted to the Food and Drug Administration
(FDA). The in-home testing was required by the FDA and is part of the overall approval process necessary to market the sensor.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits-Press Release

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BIOCONTROL TECHNOLOGY, INC.


                                   by  /s/    Fred E. Cooper
                                          Fred E. Cooper, CEO

DATED:  June 18, 1997
BICO
                                       BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

Release:  Immediate

For More Information, Call:

Investors                                     Media
Diane McQuaide
Susan Taylor
1.412.429.0673  phone
1.412.279.9455 phone
1.412.279.9690  fax
1.412.279.9447 fax


         BIOCONTROL SUBMITS PRELIMINARY DATA TO THE FDA

     Pittsburgh, PA - June 18, 1997 - Biocontrol Technology, Inc. (Nasdaq:BICO) announced today that preliminary data from the in-home testing on the Diasensorr1000 noninvasive glucose sensor for diabetics has been submitted to the Food and Drug Administration
(FDA). The in-home testing was required by the FDA and is part of the overall approval process necessary to market the sensor.
      Fred E. Cooper, chief executive officer, stated, "Although we are still compiling the overall information, we have sent some data from the in-home tests to the FDA for feedback. As we have previously said, the calibration of patients in their own homes rather than in calibration centers produced better results, and we wanted to get some of this data into the hands of the FDA for discussion prior to final summarization."
        Biocontrol Technology, Inc. has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products.